UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 24, 2019

Air T, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
Denver, North Carolina 28037__________
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

Not applicable______________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement

On September 24, 2019, Air T, Inc., a Delaware corporation (the “Company”), and Minnesota Bank & Trust, a Minnesota state banking corporation (“MBT”), entered into that certain Amendment No. 1 to Amended and Restated Credit Agreement (the “First Amendment”). The First Amendment provides a temporary increase of the revolving credit by $3,000,0000 until October 19, 2019.

To the extent responsive, the information included under Item 2.01 regarding the Equity Purchase Agreement is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

On September 30, 2019, CSA Air, Inc., a North Carolina corporation (“CSA”) and wholly-owned subsidiary of the Company, entered into and completed the sale of 100% of the equity ownership in CSA’s wholly-owned subsidiary, Global Aviation Services, LLC, a North Carolina limited liability company, to PrimeFlight Aviation Services, Inc., a Delaware corporation, for $21,000,000 in cash (the “Equity Purchase Agreement”). The agreement includes purchase price adjustment and allocation provisions as well as an earnout provision of $4,000,000 if certain performance metrics are achieved by March 31, 2020. The Company guaranteed the seller obligations of CSA.

The above discussion is qualified in its entirety by reference to the Equity Purchase Agreement filed as Exhibit 10.1 to this Report, which is incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent responsive, the information included under Items 1.01 and 2.01 regarding the First Amendment and the Equity Purchase Agreement and guaranty are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On September 30, 2019, the Company issued a press release announcing the sale of Global Aviation Services, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of the form of Current Report on Form 8-K, the information in the foregoing paragraph, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(b) Pro Forma Financial Information

The required Unaudited Pro Forma Condensed Consolidated Financial Statements, and notes thereto as a result of the disposition of Global Aviation Services, LLC referenced in Item 2.01 above are filed as Exhibit 10.2 hereto and are incorporated herein by reference that the unaudited.

(d) Exhibits

10.1	Equity Purchase Agreement, dated September 30, 2019, by and among PrimeFlight Aviation Services, Inc., Global Aviation Services, LLC, and CSA Air, LLC.

10.2    Pro Forma Financial Information

99.1    Press Release dated September 30, 2019 regarding sale of Global Aviation Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2019

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer

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